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                                                                   Exhibit 23.1


                             ACCOUNTANTS' CONSENT



The Board of Directors
Spire Corporation


We consent to the use of our reports incorporated herein by reference.


                                                /s/ KPMG Peat Marwick LLP


Boston, Massachusetts
February 7, 1997












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